Exhibit 10.9

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 29, 2013, by and among Contango Oil & Gas Company, a Delaware corporation (the “Corporation”), on the one hand, and OCM GW Holdings, LLC, a Delaware limited liability company, and OCM Crimson Holdings, LLC, a Delaware limited liability company (each, an “Investor” and together, “Investors”), on the other hand.

Reference is made to the Agreement and Plan of Merger, dated the date hereof, by and among the Corporation, Contango Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, and Crimson Exploration Inc., a Delaware corporation (as amended from time to time pursuant to its terms, the “Merger Agreement”). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, from and after the Effective Time, Investors shall be entitled to receive, upon conversion of the shares of common stock, par value $0.001 per share, of Crimson Exploration Inc. held by Investors as of immediately prior to the Effective Time, shares of common stock, par value $0.04 per share, of the Corporation (the “Corporation Common Stock”),

The Corporation and Investors desire to enter into this Agreement to provide for certain registration rights with respect to the Corporation Common Stock and other Registrable Securities as set forth herein.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Effectiveness. Except as set forth below in this Section 1, this Agreement shall become effective automatically without any action on any party’s part upon, and only upon, the Effective Time (as defined in the Merger Agreement). Neither this Agreement nor any of the obligations and rights specified herein shall have any force or effect until the Effective Time (as defined in the Merger Agreement); provided, however, that this Section 1 and Section 13 shall become effective immediately upon execution and delivery hereof. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically, without any action on any party’s part, be deemed terminated and shall have no further force or effect whatsoever.

2. Shelf Registration.

(a) The Corporation shall prepare and, within 120 days after the Closing Date, file with the Securities and Exchange Commission a registration statement covering the resale and distribution of all of the Registrable Securities (the “Shelf Registration Statement”). The Corporation shall use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective as soon as practicable (and in any event within 210 days after the Closing Date), and, once effective, the Corporation shall cause the Shelf Registration Statement to remain effective for a period ending on the earlier of (i) the date on which all of the Registrable Securities have been sold and the distribution contemplated thereby has been completed, and (ii) subject to Section 6, the date as of which the holder(s) of the Registrable Securities have satisfied all holding periods that are or may become applicable under, and are able to sell all of the Registrable Securities within a 90-day period pursuant to, Rule 144 under the Securities Act (the “Shelf Registration”). The Shelf Registration Statement pursuant to this Section 2 shall to the extent possible under applicable law, be effected to permit sales on a continuous basis pursuant to Rule 415 under the Securities Act.

(b) Investors or the holders of a majority of the Registrable Securities may notify the Corporation in writing that they intend to effect the sale of any Registrable Securities held by such holders pursuant to an underwritten offering pursuant to a then effective Shelf Registration Statement (a “Takedown”), so long as the aggregate value of the Registrable Securities to be sold through such Takedown equals at least $15,000,000; provided, however, that Investors or the holders of a majority of the Registrable Securities may not request more than three Takedowns; provided, further, that a request for a Takedown under this Section 2(b) shall count as one of the permitted Takedown requests hereunder only if the holders of Registrable Securities are able to register and sell at least ninety percent (90%) of the Registrable Securities requested to be included in such Takedown. With respect to any Takedown, Investors, if Investors hold any Registrable Securities included in such offering, or otherwise the holders of a majority of the Registrable Securities included in such offering, shall have the right to select the investment banker(s) and managing underwriter(s) to administer the offering, which investment banker(s) and/or managing underwriter(s) shall be reasonably acceptable to the Corporation (not to be unreasonably withheld).

(c) Obligations of Holders of Registrable Securities. Subject to the Corporation’s obligations under Section 5(e), each holder of Registrable Securities shall cease using any prospectus after receipt of written notice from the Corporation of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or is otherwise not legally available to support sales of Registrable Securities.

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Corporation proposes to register any of its equity securities (including any proposed registration of the Corporation’s equity securities by any third party) under the Securities Act (other than (i) pursuant to a Shelf Registration Statement on behalf of the holders of Registrable Securities, which is addressed by Section 2, and (ii) in connection with registrations on Form S-4, S-8 or any successor forms) and the registration form to be used may be used for the registration of Registrable Securities (each, a “Piggyback Registration”), the Corporation shall give prompt written notice (and in any event within five business days after its receipt of notice of any exercise of demand registration rights) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Corporation, then the Corporation shall include in such registration, (i) first, the securities the Corporation proposes to sell that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, (ii) second, the Registrable Securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any), pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and (iii) third, the other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any).

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities other than holders of Registrable Securities, and the managing underwriters advise the Corporation in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, then the Corporation shall include in such registration, (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, in each case that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any), pro rata among the holders of such securities and the holders of such Registrable Securities on the basis of the number of shares of Common Stock owned by each such holder, and (ii) second, the other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any).

4. Lockup Agreements.

(a) If the Corporation shall file a registration statement with respect to any underwritten primary offering of securities initiated by the Corporation (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered solely in a transaction of a type referred to in Rule 145 under the Securities Act or to employees of the Corporation pursuant to employee benefit plans or dividend reinvestment plans) and the underwriter(s) managing such registration determines that a public sale or distribution of Common Stock could materially adversely impact such offering, and such underwriter(s) and the Corporation so notifies the holders of Registrable Securities, then Investors, for so long as they, collectively, own five percent (5%) or more of the outstanding Common Stock, shall not effect any public sale or distribution of Registrable Securities (except as part of such registration) during the seven (7) days prior to the execution and delivery of the underwriting agreement for such registration and until the earlier of (i) the abandonment of such offering, and (ii) ninety (90) days after such execution and delivery. Notwithstanding anything in this Section 4(a) to the contrary, each Investor shall be deemed released from any restriction contained in this Section 4(a) in connection with any offering of securities when any other holder of Common Stock who may be contractually restricted by the Corporation or the underwriter(s) from public sale or distribution of Common Stock is released from such restriction.

(b) The Corporation, if reasonably requested by the underwriters managing a Takedown, shall not effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such equity securities, during the seven (7) days prior to and during the 90-day period beginning on the date of execution and delivery of the underwriting agreement for any Takedown (except as part of such Takedown or pursuant to registrations on Form S-4 or Form S-8 or any successor form).

5. Registration Procedures. With respect to the Corporation’s obligations with respect to the Shelf Registration (and any Takedown pursuant thereto) and otherwise whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Corporation shall use reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation shall as expeditiously as possible:

(a) (i) in the case of the Shelf Registration, within the time period set forth in Section 2(a), and (ii) in the case of a Piggyback Registration, within 90 days after the end of the period within which requests for registration may be given to the Corporation, prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable (and in any event within 180 days) after filing, in each case in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder; provided, that at least five (5) days before filing a registration statement or prospectus or any amendments or supplements thereto (including with respect to a Takedown), the Corporation shall furnish to the counsel selected by Investors, if Investors hold any Registrable Securities covered by such registration statement, or otherwise by the holders of a majority of the Registrable Securities covered by such registration statement, copies of all such documents proposed to be filed, and provide such counsel the opportunity to object to any information pertaining to Investors and its plan of distribution that is contained therein and make the corrections reasonably requested by such counsel selected by Investors with respect to such information prior to filing such documents;

(b) notify in writing each holder of Registrable Securities when the registration statement, the prospectus or any prospectus supplement related to such registration statement or any post-effective amendment to such registration statement has been filed, and with respect to such registration statement or any post-effective amendment to such registration statement, when the same has become effective, and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (in the case of a Piggyback Registration) or such period as required by Section 2 (in the case of a Shelf Registration), and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) if applicable, use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities (provided, that the Corporation shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction), and notify in writing each holder of Registrable Securities of the receipt by the Corporation of any notification with respect to the suspension of the registration or qualification of any Registrable Securities under any such securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(e) promptly notify in writing each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (i) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) is otherwise not legally available to support sales of Registrable Securities. Following the provision of such notice, the Corporation shall, as promptly as practicable, supplement or amend such prospectus so that such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances then existing, and shall furnish to each seller of such Registrable Securities a reasonable number of copies of such supplement or amendment;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) if reasonably requested by the underwriters managing the Takedown, use commercially reasonable efforts to make available for inspection by any underwriter participating in such Takedown, and any attorney, accountant, or other agent retained by any such underwriter, financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees, and independent accountants to supply information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such registration statement and, at the request of any participating underwriter, use commercially reasonable efforts to cause such officers or directors to participate in presentations to prospective purchasers;

(i) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Corporation shall notify in writing each holder of Registrable Securities thereof and shall use reasonable best efforts to obtain the withdrawal of such order as promptly as practicable;

(k) use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(l) obtain one or more “cold comfort letters”, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), from the Corporation’s independent public accountants in customary form and covering such matters of the type customarily covered by such letters as the holders of a majority of the Registrable Securities being sold in such registered offering reasonably request;

(m) provide a legal opinion of the Corporation’s outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(n) reasonably cooperate with each holder of Registrable Securities covered by the applicable registration statement and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends and will be in a form eligible for deposit with the transfer agent for the Common Stock, and enable such certificates to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two Business Days prior to any sale of Registrable Securities;

(o) use commercially reasonable efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of such registration; and

(p) enter into and perform such customary agreements (including underwriting agreements in customary form) and take such other actions as are reasonably requested by the holders of a majority of the Registrable Securities being sold or the underwriters, if any, in order to expedite or facilitate the disposition of Registrable Securities (including participation in “road shows,” investor presentations and marketing events, and effecting a share split or a combination of shares).

6. Reports. The Corporation covenants that it will file the reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and it will take such further action as any Investor may reasonably request from time to time to make available adequate current public information satisfying the requirements of Rule 144(c) under the Securities Act, to the extent required to enable such Investor to sell Registrable Securities pursuant to Rule 144 under the Securities Act. The Corporation agrees that in no event shall its obligations under Section 2 to cause the Shelf Registration Statement to remain effective cease, nor shall any securities cease to constitute Registrable Securities, in any case as a result of any breach by the Corporation of this Section 6 or of any failure by the Corporation to make available adequate current public information satisfying the requirements of Rule 144(c) under the Securities Act.

7. Registration Expenses. All expenses incident to the Corporation’s performance of or compliance with this Agreement, including all customary registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Corporation, and fees and disbursements of the independent certified public accountants of the Corporation and other Persons retained by the Corporation (all such expenses being herein called “Registration Expenses”), shall be borne by the Corporation, and the Corporation shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed, and the reasonable fees and disbursements of one counsel (and any appropriate local counsel) chosen by Investors, if Investors hold any Registrable Securities included in such registration, or otherwise by the holders of a majority of the Registrable Securities (“Stockholder Legal Fees”); provided, however, that the Corporation shall not be required to pay Stockholder Legal Fees in excess of $50,000 per Takedown or Piggyback Registration. Each holder of Registrable Securities shall pay any underwriting fees, discounts and selling commissions (and similar fees or arrangements associated with) and transfer taxes allocable to the sale by such holder of any such Registrable Securities.

8. Indemnification.

(a) The Corporation agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, advisors, agents, and employees, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorney’s fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, “Losses”) caused by, resulting from, arising out of, based upon, or relating to (i)

any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 8, each, an “application”) executed by or on behalf of the Corporation or based upon written information furnished by or on behalf of the Corporation filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Corporation of any rule or regulation promulgated pursuant to any federal, state or common law rule or regulation including the Securities Act, applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration hereunder, and the Corporation will reimburse such holder and each such director, officer, and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided, that the Corporation shall not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement or omission, made in such registration statement, any such prospectus, or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Corporation by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Corporation, and their respective officers, directors, agents, and employees, and each other Person who controls the Corporation (within the meaning of the Securities Act) against any Losses caused by, resulting from, arising out of, based upon, or relating to (i) any violation by such holder of any rule or regulation promulgated pursuant to any federal, state or common law rule or regulation including the Securities Act, applicable to such holder and relating to action or inaction required of such holder in connection with any such registration hereunder, (ii) any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (iii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information prepared and furnished to the Corporation by such holder expressly for use therein, and such holder will reimburse the Corporation and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided, that the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, then the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (and any appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.

(e) If the indemnification provided for in this Section 8 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any Losses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Corporation on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) of this Section 8(e) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) of this Section 8(e) but also the relative benefit of the Corporation on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Corporation bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Corporation on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue statement or alleged omission to state a material fact relates to information supplied by the Corporation or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(f) The Corporation and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 8(e) above. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 8(e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no seller of Registrable Securities shall be required to contribute pursuant to this Section 8 any amount in excess of the sum of (i) any amounts paid pursuant to Section 8(b) above and (ii) the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9. Participation in Underwritten Registrations.

(a) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided, that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Corporation to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters (other than representations and warranties regarding the identity of such holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law) or to undertake any indemnification obligations to the Corporation or the underwriters with respect thereto, except as otherwise provided in Section 8 or otherwise with respect to such representations and warranties given by such holder of Registrable Securities.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(e) above, such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(e). In the event the Corporation shall give any such notice, the applicable time period mentioned in Section 5(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 9(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(e).

10. Additional Securityholders. In connection with the issuance of any additional equity securities of the Corporation to any Person, the Corporation may, with the consent of Investors, for so long as Investors hold any Registrable Securities, and thereafter, with the consent of the holders of a majority of the Registrable Securities permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a holder of Registrable Securities under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be a holder of Registrable Securities and party to this Agreement.

11. Subsidiary Public Offering. If, after an initial public offering of the equity securities of a Subsidiary of the Corporation, the Corporation distributes securities of such Subsidiary to stockholders of the Corporation, then the rights and obligations of the Corporation pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Corporation shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement.

12. Definitions.

(a) “Common Stock” means, collectively, (i) the Corporation Common Stock and any other class or series of authorized capital stock of the Corporation that is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation, and (ii) any common stock of a Subsidiary of the Corporation distributed by the Corporation to its stockholders.

(b) “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(c) “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

(d) “Registrable Securities” means (i) the Corporation Common Stock issued to Investors pursuant to the Merger Agreement, and any shares of Common Stock issued or distributed in respect thereof, (ii) common equity securities of the Corporation or a Subsidiary of the Corporation issued or issuable with respect to the securities referred to in clause (i) of this definition by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) other Common Stock held by Persons holding securities described in clause (i) of this definition. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (x) when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 under the Securities Act (or any similar rule then in force), (y) when they have been repurchased by the Corporation, or (z) subject to Section 6, with respect to any particular holder of Registrable Securities, when such holder has satisfied all holding periods that are or may become applicable under Rule 144 under the Securities Act and all of the Registrable Securities held by such holder may be sold by such holder within a 90-day period pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(e) “Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(f) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(g) “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Corporation.

13. Miscellaneous.

(a) No Violative Agreements; Entire Agreement. The Corporation will not hereafter enter into any agreement with respect to its securities that violates the rights granted to the holders of Registrable Securities in this Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties hereto, written or oral, that may have related to the subject matter hereof in any way.

(b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, whether as a third-party beneficiary or otherwise.

(c) Amendments and Waivers. Any provision of this Agreement may be amended or modified if, but only if, such amendment or modification is in writing and is approved in writing by the Corporation and the holders of a majority of the Registrable Securities; provided, that no such amendment or modification shall alter or modify any rights specifically granted to Investors herein without Investors’ prior written consent. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (and the Persons entitled to indemnification pursuant to Section 8); provided, however, that the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities shall not be assignable to any subsequent holder of Registrable Securities without the prior written consent of the Corporation; provided, further, that, except in connection with an assignment of all or substantially all of the business and assets of the Corporation (whether by merger, consolidation or otherwise), which shall not require any consent hereunder, this Agreement shall not be assignable by the Corporation without the prior written consent of Investors, for so long as Investors hold any Registrable Securities, and thereafter, the prior written consent of the holders of a majority of the Registrable Securities.

(e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f) Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(g) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be, in each case, by way of example and without limitation. The use of the words “or,” “either,” and “any” shall not be exclusive. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof.

(h) Governing Law. The Delaware General Corporation Law shall govern all issues and questions concerning the relative rights of the Corporation and its securityholders. All other issues and questions concerning the construction, validity, interpretation, and enforcement of this Agreement and any exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(i) Jurisdiction; Venue; Service of Process. Each party hereto agrees that it may bring any action between the parties hereto arising out of or related to this Agreement in the Court of Chancery of the State of Delaware (the “Court of Chancery”) or, to the extent the Court of Chancery does not have subject matter jurisdiction, the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts (the “Delaware Federal Court”) or, to the extent neither the Court of Chancery nor the Delaware Federal Court has subject matter jurisdiction, the Superior Court of the State of Delaware (collectively, the “Chosen Courts”), and, solely with respect to any such action (i) irrevocably submits to the non-exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action shall be effective if notice is given in accordance with Section 13(k).

(j) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES HERETO WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid), (iii) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or (iv) telecopied to the recipient

(with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. local time of the recipient on a business day, and otherwise on the next business day. Such notices, demands and other communications shall be sent to Investors at the addresses indicated on the Schedule of Holders and to the Corporation at the address of its corporate headquarters or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

(m) No Third-Party Beneficiaries. Except for the Persons entitled to indemnification pursuant to Section 8, each of which is an express third party beneficiary hereof, no term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder.

(n) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a photographic, photostatic, facsimile, portable document format (.pdf), or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties hereto. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(o) Term; Termination. The obligations of the Corporation (other than any obligations of the Corporation under Section 7 and Section 8 (and as applicable, Section 12) to any other party hereto shall cease with respect to such other party at such time as such other party no longer holds any Registrable Securities. This Agreement shall terminate at such time when no party hereto (other than the Corporation) holds any Registrable Securities; provided that Section 7, Section 8 and Section 13 (and as applicable, Section 12) shall survive any such termination.

*      *      *      *       *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

CONTANGO OIL & GAS COMPANY

By:	/s/ Joseph J. Romano
Name: Joseph J. Romano
Title: President and Chief Executive Officer

[Signature Pages – Contango Registration Rights Agreement]

OCM GW HOLDINGS, LLC

By:	OCM Principal Opportunities Fund III, L.P.
Its:	Managing Member

By:	OCM Principal Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Richard J. Goldstein
Name: Richard J. Goldstein
Title: Authorized Signatory

By:	/s/ Adam C. Pierce
Name: Adam C. Pierce
Title: Authorized Signatory

OCM CRIMSON HOLDINGS, LLC

By:	OCM Principal Opportunities Fund IV, L.P.
Its:	General Partner

By:	OCM Principal Opportunities Fund IV GP, LP
Its:	General Partner

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard J. Goldstein
Name: Richard J. Goldstein
Title: Authorized Signatory

By:	/s/ Adam C. Pierce
Name: Adam C. Pierce
Title: Authorized Signatory

[Signature Pages – Contango Registration Rights Agreement]

SCHEDULE OF HOLDERS

Investors

OCM GW Holdings, LLC

OCM Crimson Holdings, LLC

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Facsimile: (213) 830-6300

Attention: Adam Pierce

with a copy (which shall not constitute notice), to:

Kirkland & Ellis LLP

300 North LaSalle Drive

Chicago, Illinois 60654

Facsimile: (312) 862-2200

Attention: Christopher J. Greeno, P.C.

Facsimile: (213) 808-8145

Attention: Hamed Meshki